UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2025

ATLANTA BRAVES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41746	92-1284827
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

755 Battery Avenue SE

Atlanta, Georgia 30339

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (404) 614-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Common Stock	BATRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Today, June 18, 2025, beginning at 1:00 p.m. Eastern Time, Atlanta Braves Holdings, Inc. (the “Company”) will hold a publicly available webcast event for investors (“Investor Day”). At Investor Day, management will provide a presentation discussing the Company’s financial performance and outlook, among other topics. The Investor Day presentation is attached as Exhibit 99.1 to this report and incorporated herein by reference.

To view the Investor Day webcast, visit https://atlantabravesinvestorday2025.q4ir.com/. An archive of the webcast will be available following the presentation on the Company’s Investor Relations website at https://www.bravesholdings.com/investors.

The information contained in this Item 7.01, including the related information contained in the Investor Day presentation attached hereto and incorporated by reference herein as well as in the live webcast, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or any other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document of the Company pursuant to the Exchange Act.

Certain statements in management’s comments at Investor Day and the presentation attached as Exhibit 99.1 constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding business, product and marketing strategies; estimates of future revenues, expenses, and net operating income; expectations related to future partnerships and return on current investments; new service offerings; our projected sources and uses of cash and other matters arising in the ordinary course of business. The words “believe,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “strategy,” “continue,” “seek,” “may,” “could” and similar expressions or statements regarding future periods are intended to identify forward-looking statements, although not all forward-looking statements may contain such words. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this report, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent required by law. When considering such forward-looking statements, you should keep in mind any risk factors identified and other cautionary statements contained in the presentation and in our publicly filed documents, including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and a Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, each as filed with the Securities and Exchange Commission. Such risk factors and statements describe circumstances which could cause actual results to differ materially from those contained in any forward-looking statement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Atlanta Braves Holdings, Inc. 2025 Investor Day presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2025

ATLANTA BRAVES HOLDINGS, INC.

By:	/s/ Greg Heller
Name: Greg Heller
Title: Executive Vice President, Chief Legal Officer

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